EXHIBIT 10.17

THE SECURITIES REPRESENTED BY THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED, ENCUMBERED OR IN ANY OTHER MANNER TRANSFERRED OR DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE MAKER THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

                               WAVE SYSTEMS CORP.

                           CONVERTIBLE PROMISSORY NOTE

     I. Principal. FOR VALUE RECEIVED, the undersigned, Wave Systems Corp., a Delaware corporation (the "Maker"), hereby unconditionally promises to pay to Carriage Partners, LLC, a Delaware limited liability company (the "Payee"), the aggregate principal sum of US$2,000,000.00.

     II. Interest. This Note will accrue no interest.

     III. Time of Payment. Payment of the unpaid principal amount of this Note shall be due and payable on January 26, 2002.

     IV. Place of Payment. The principal of this Note shall be payable at such bank account as may be designated by the Payee by written notice to the Maker.

     V. Payment Without Setoff. The principal of this Note shall be paid without setoff or counterclaim and free and clear of and exempt from, and without deduction for or on account of, any present or future taxes, levies, imposts, duties, deductions, withholdings or other charges of whatsoever nature imposed, levied, collected, withheld or assessed by any government or any political subdivision or taxing authority thereof. In the event that, subject to the provisions of the preceding sentence, any payments made under this Note on account of principal shall not be made free and clear and exempt from and without deduction for, or on account of, any such taxes, then in any such event the Maker shall pay such additional amounts as may be necessary in order that each net payment made hereunder, after payment or deduction or withholding for, or on account of, any such taxes will not be less than the amount otherwise provided in this Note to be then due and payable.

     VI. Mandatory Prepayment. If the Maker closes a financing or financings in the aggregate amount of at least $5 million through public or private sale of its debt or equity securities before July 26, 1999, the Maker will repay any unpaid principal of this Note within five (5) business days of such closing.
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     VII. Optional Prepayments. Until 5:00 P.M., New York Time, on July 26,
1999, the Maker shall have the right, on two (2) days' prior written notice to the Payee, to prepay this Note in whole or in part without premium or penalty.

     VIII. Optional Conversion. If, at 5:00 P.M., New York Time, on July 26, 1999, there remains unpaid principal on this Note, the Payee shall have the option to convert such unpaid principal into a convertible preferred security of the Maker on substantially the same terms and conditions as the Maker's Series G Convertible Preferred Stock (such Convertible Preferred Stock and the shares of Common Stock underlying the Convertible Preferred Stock, collectively "Conversion Shares").

     IX. Registration Rights. The Maker shall use its best efforts to file, at its own expense, a "shelf" registration statement under Rule 415 of the Securities Act for the shares underlying the Convertible Preferred Stock within thirty (30) days of the execution of the Convertible Preferred Stock agreements (the "Filing Date"). The Maker shall further use its best efforts to cause such registration statement to become effective as soon as possible after the Filing Date, and in any event to have such registration statement effective within ninety (90) days of the Filing Date.

     X. Payee Trading Restrictions. The Payee covenants that, while principal remains outstanding on this Note, it will not sell a number of shares in excess of the greater of (i) 20% of the weekly volume (calculated based on the five (5) trading day period immediately prior to the date of any given sale) in any given five (5) day trading period, and (ii) on any given day, 20% of the volume on such day. Unintentional violations of the limitation set forth in the immediately preceding sentence shall not be a breach of this covenant to the extent such violations occur infrequently and are not substantially in excess of such limitation. In order for the Maker to monitor the Payee's compliance with this Section 9, the Payee shall provide the Maker with notice of its daily sales of Common Stock within ten (10) business days of the end of each month in which any such restricted sales occur.

     XI. Investment Purpose. The Payee represents and warrants to the Maker that it:

          (i) is purchasing this Note (and will accede to any Conversion Shares) for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the Securities Act of 1933; and

          (ii) is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

     XII. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of New York.

     XIII. No Waiver. No course of dealings between the Maker and the Payee or any delay on the part of the Payee in exercising any rights hereunder shall operate as a waiver of any rights of the Payee, except to the extent expressly waived in writing by the Payee.

     XIV. Loss, Theft, Destruction or Mutilation of Note. Upon receipt by the Maker of evidence reasonably satisfactory to the Maker of the loss, theft, destruction or mutilation of this Note, and, in case of loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Maker or, in case of mutilation, upon surrendering of this


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Note for cancellation, and upon reimbursement to the Maker of all reasonable expenses incidental thereto, the Maker will make and deliver a new note of like tenor in lieu of this Note.

     XV. Legal Holidays. In any case where the date of maturity of the principal of this Note or the date fixed for payment or prepayment of this Note shall be, at any place of payment, a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, then payment of principal need not be made on such date at such place but may be made on the next succeeding day that is not at such place of payment a Sunday, a legal holiday or a day on which banking institutions are authorized or obligated by law or regulation to close, with the same force and effect as if made on the date of maturity or the date fixed for payment or prepayment.

     XVI. Waiver of Presentment, etc. The Maker hereby waives presentment, demand for payment, notice of dishonor, notice of protest and protest, and all other notices or demands in connection with the delivery, acceptance, performance or default of this Note, except as herein set forth.

     XVII. Headings. The headings of the paragraphs and subparagraphs of this Note are for convenience only and shall not be deemed to constitute a part hereof.

     XVIII. Assignment. The Payee may assign this note at any time, provided that it only assign this note (i) to no more than two (2) transferees, and (ii) in accordance with Section 19 hereof. The Maker may not assign this Note without the prior written consent of the Payee. The obligations of this Note shall bind the successors and assigns of the Maker and the Payee.

     XIX. Concerning this Note and Conversion Shares. This Note and the Conversion Shares may not be sold or transferred unless (i) they first shall have been registered under the Securities Act and applicable state securities laws; or (ii) the Maker has been furnished with an opinion of legal counsel to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

     Any Conversion Shares not subject to an effective registration statement issued upon conversion of this Note shall bear a legend in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE MAKER THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. ANY SUCH SALE, ASSIGNMENT OR TRANSFER MUST ALSO COMPLY WITH STATE SECURITIES LAWS.

         Upon the request of a holder of certificates representing Conversion Shares, the Maker shall remove the foregoing legend from the certificate or issue a new certificate to such holder free of any transfer legend if (i) with such request, the Maker shall have received either (A) an opinion of counsel, reasonably satisfactory to the Maker in form, substance and scope, to the effect that the legend may be removed from such certificate, or (B) satisfactory representations from the holder that such holder is eligible immediately to sell all of the Conversion Shares pursuant to Rule 144 (or a successor rule) or (ii) a registration statement under the Securities Act covering such securities is in effect. Nothing in this Note shall affect in any way the Payee's obligations to comply with applicable securities laws upon the any resale of this Note or the Conversion Shares.

     XX. Portfolio Debt Exception. The Maker has registered this Note, and it can therefore be transferred only through a book entry maintained in the Maker's records. A transfer of ownership of this Note will only be recorded in the Maker's records, through a book entry, upon the Maker's receipt of a Department of the Treasury, Internal Revenue Service Form W-8BEN or Form W-9, as the case may be, properly executed by either the transferee of this Note or a securities clearing organization, a bank, or other financial institution that will hold the
Note in the ordinary course of its business for the benefit of the transferee. After the Maker has completed the proper book entry, a replacement Note will be issued to the transferee and this Note will be canceled. This Note may be assigned by the Payee in accordance with its terms.

     XXI. Proof of Citizenship. Concurrent with the execution and delivery of this Note, the Payee shall deliver to the Maker a Department of Treasury, Internal Revenue Service Form W-9 properly executed by either (i) the Payee (or by the beneficial owner(s) if Payee is not the beneficial owner(s)) or (ii) a securities clearing organization, a bank, or other financial institution that holds customers' securities in the ordinary course of its trade or business. If any change occurs in the information previously provided to the Maker on the Form W-8BEN or Form W-9, as the case may be, Payee (or the beneficial owner(s) if Payee is not the beneficial owner(s)) must file with the Maker a replacement Form W-8BEN or Form W-9, as the case may be, within thirty (30) days of such change.

     IN WITNESS WHEREOF, the Maker and Payee have duly executed this Note on the 26th day of January, 1999.


CARRIAGE PARTNERS, LLC             WAVE SYSTEMS CORP.

By:   /s/ Jules Nordlicht          By:    /s/ Steven Sprague
      ---------------------------         ---------------------------
Name: Jules Nordlicht              Name:  Steven Sprague
      ---------------------------         ---------------------------
Title: President                   Title: President and Chief Operating Officer
      ---------------------------         ---------------------------